UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, DC 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 12, 2006

 CIRCUIT RESEARCH LABS, INC.

(Exact name of registrant as specified in its chapter)

Arizona	0-11353	86-0344671
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7970 S. Kyrene Rd. Tempe, Arizona 85284
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:   (480) 403-8300

e

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

e

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

e

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

e

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On June 12, 2006, Circuit Research Labs, Inc. received notice that Carl E. Matthusen resigned from its Board of Directors.  Mr. Matthusen’s resignation was effective on June 1, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIRCUIT RESEARCH LABS, INC.
Date: June 13, 2006	By:	/s/ Gary D. Clarkson
	Name:	Gary D. Clarkson
	Title:	Vice President and Secretary

-#-